Debt	3 Months Ended	12 Months Ended
	Mar. 31, 2021	Dec. 31, 2020
Debt Disclosure [Abstract]
DEBT
10.	DEBT

As disclosed in Note 4, Business Combinations, on March 26, 2021, the Company entered into an equity purchase agreement (the “Agreement”) to acquire Access Physicians Management Services Organization, LLC (“Access Physicians”). In order to consummate the acquisition and support the combined business after the transaction, SOC Telemed entered into a term loan facility and a related-party subordinated financing with SOC Holdings LLC, an affiliate of Warburg Pincus, for $100.0 million and $13.5 million, respectively.

Solar Term Loan Facility

The table below represents the components of outstanding debt (in thousands):

	March 31, 2021	December 31, 2020
Term loan facility, effective interest rate 9.25%, due 2026	$89,207	$-
Less: Unamortized discounts, fees and issue costs	(6,204)	-
Balance at	$83,003	$-

In March 2021 the Company entered into a term loan agreement with SLR Investment Corp. (“Solar”) acting as a collateral agent on behalf of the individual lenders that committed to provide a senior secured term loan facility of up to $100.0 million. Under the term loan facility, $85.0 million was immediately available and borrowed on March 26, 2021 in two tranches consisting of $75.0 million (“Term A1 Loan”) and $10.0 million (“Term A2 Loan”). The remaining $15.0 million will be made available subject to the terms and conditions of the term loan agreement in two tranches as follows: (i) $2.5 million ($12.5 million if the Term A2 Loan is earlier prepaid) to be drawn by June 20, 2022 (“Term B Loan”) subject to no event of default as defined in the term loan agreement and the Company achieving the net revenue milestone of at least $55.0 million on a trailing six-month basis by June 20, 2022; and (ii) $12.5 million to be drawn by December 20, 2022 (“Term C Loan”) subject to no event of default as defined in the term loan agreement and the Company achieving the net revenue milestone of at least $65.0 million on a trailing six-month basis by December 20, 2022.

The term loan facility also provides for an uncommitted term loan in the principal amount of up to $25.0 million (“Term D Loan”), which availability is subject to the sole and absolute discretionary approval of the lenders and the satisfaction of certain terms and conditions in the term loan agreement.

The term loan facility bears interest at a rate per annum equal to 7.47% plus the greater of (a) 0.13% and (b) the London Interbank Offered Rate (“LIBOR”) published by the Intercontinental Exchange Benchmark Administration Ltd., payable monthly in arrears beginning on May 1, 2021. Interest expense was $0.1 million for the quarter ended March 31, 2021. The effective interest rate of the term loan facility is 9.25%. Until May 1, 2024, the Company will pay only interest monthly. However, the term loan agreement has an interest-only extension clause which offers to SOC the option to extend the interest-only period for six months until November 1, 2024, after having achieved two conditions: (i) a minimum of six months of positive EBITDA prior to January 31, 2024; and (ii) being in compliance with the revenue financial covenant, as described in this note. In either case, the maturity date is April 1, 2026.

The following reflects the contractually required payments of principal under the term loan facility (in thousands):

Years ending December 31,	Amount (in thousands)
Remainder of 2021	$-
2022	-
2023	-
2024	27,200
2025 and thereafter	62,007

The term loan agreement includes two financial covenants requiring (i) the maintenance of minimum liquidity level of at least $5.0 million at all times; and (ii) minimum net revenues measured quarterly on a trailing twelve-month basis of at least $81.8 million on March 31, 2022, $88.2 million on June 30, 2022, $94.5 million on September 30, 2022, $100.9 million on December 31, 2022, and then 60% of projected net revenues in accordance with an annual plan to be submitted to the lenders commencing on March 31, 2023, and thereafter. The term loan agreement contains affirmative covenants which include the delivery of monthly consolidated financial information no later than 30 days after the last day of each month, quarterly consolidated balance sheet, income statement and cash flow statement covering such fiscal quarter no later than 45 days after the last day of each quarter, audited consolidated financial statements no later than 90 days after the last day of fiscal year or within 5 days of filing of the same with the SEC. The term loan agreement also contains negative covenants which, in certain circumstances, would limit the Company’s ability to engage in mergers or acquisitions and dispose of any of its subsidiaries. The Company was in compliance with all financial and negative covenants at March 31, 2021.

The Company incurred approximately $2.0 million of loan origination costs in connection with the term loan facility and amortized less than $0.1 million of these costs as interest expense during the quarter ended March 31, 2021. The Company will also be liable for a final fee of 4.95% of the principal balance payable at maturity or upon prepayment. The Company estimated the payoff fee to be $4.2 million, which is included as a debt discount offset against the Company’s outstanding debt balance on the consolidated balance sheets and amortized as a component of interest expense over the term of the term loan facility. The Company amortized less than $0.1 million of the discount for the quarter ended March 31, 2021.

The term loan agreement contains a material adverse change provision which permits the lenders to accelerate the scheduled maturities of the obligations under the term loan facility. The conditions which would permit this acceleration are not objectively determinable or defined within the agreement.

The term loan facility is guaranteed by all of the Company’s wholly owned subsidiaries, including the entities acquired pursuant to the Acquisition, subject to customary exceptions. The term loan facility is secured by first priority security interests in substantially all of the Company’s assets, subject to permitted liens and other customary exceptions.

The carrying value of the term loan facility as of March 31, 2021 approximates its fair value.

At March 31, 2020 the Company had a term loan facility with CRG Servicing LLC (“CRG”). Origination costs and backend facility fees related to the CRG loan amortized as interest expense during the quarter ended March 31, 2020 were $0.3 million and less than $0.1 million, respectively. Additionally, interest expense related to the CRG loan was $2.5 million, $1.7 million in cash interest and $0.8 million in paid-in-kind interest, for the quarter ended March 31, 2020.

Related party — Unsecured Subordinated Promissory Note

The table below represents the components of outstanding debt (in thousands):

	March 31, 2020	December 31, 2020
Related party - Unsecured Subordinated Promissory Note, effective interest rate 9.55%, due 2026	13,520	-
Less: Unamortized discounts, fees and issue costs	(2,021)	-
Balance at	$11,499	$-

On March 26, 2021, the Company entered into a subordinated financing agreement (the “Unsecured Subordinated Promissory Note” or “Subordinated Note”) with a significant stockholder, SOC Holdings LLC (“SOC Holdings”), an affiliate of Warburg Pincus. SOC Holdings constitutes a related party of the Company, pursuant to ASC 850, Related Parties.

The Company borrowed the aggregate principal amount of $13.5 million under the Subordinated Note on March 26, 2021, net of an original issue discount of $2.0 million, resulting in aggregate proceeds of $11.5 million.

The terms of the Subordinated Note are summarized as follows:

●	The Subordinated Note bears interest at a rate per annum equal to the greater of (a) 0.13% and (b) LIBOR, plus the applicable interest rate in the table below:

From March 26, 2021 through September 30, 2021	7.47%
From and after September 30, 2021 through September 30, 2022	10.87%
From and after September 30, 2022 through September 30, 2023	12.87%
From and after September 30, 2023 through September 30, 2024	14.87%
From and after September 30, 2024 through September 30, 2025	16.87%
From and after September 30, 2025 through the Maturity Date.	18.87%

●	All outstanding principal and interest under the Subordinated Note is due and payable on the Maturity Date;

●	Interest will be computed on the basis of a year of 365/366 days, as applicable, and will be added to the principal amount of the Subordinated Note on the last day of each calendar month;

●	Optional prepayments: The Company may prepay any portion of the Subordinated Note at any time without penalty. Such prepayment is not prohibited by the terms of the Solar Term Loan Facility;

●	Maturity Date: the earliest of September 28, 2026 and the occurrence of a change in control. Additionally, if equity is raised for an amount greater than $10.0 million, the excess amount must be used to amortize the Subordinated Note balance.

The Company incurred less than $0.1 million of loan origination costs in connection with the Subordinated Note and amortized less than $0.1 million of these costs as interest expense during the quarter ended March 31, 2021.

As of March 31, 2021, outstanding accreted principal amount (principal plus paid-in-kind interest) totaled approximately $13.5 million. The Subordinated Note is classified as a non-current liability on the Company’s consolidated balance sheet. Interest expense of less than $0.2 million was recognized in the statements of operations during the quarter ended March 31, 2021.

The carrying value of the Subordinated Note as of March 31, 2021 approximates its fair value.

11.	DEBT

Related party — Convertible Bridge Notes Payable

On September 1, 2020, Legacy SOC Telemed entered into a convertible bridge note purchase agreement (the "Bridge Notes", the "Bridge Note Agreement") with its controlling stockholder, SOC Holdings LLC ("SOC Holdings" and "the Lead Investor"). SOC Holdings constitutes a related party of the Company, pursuant to ASC 850, Related Parties. As part of the preparation to consummate the Merger Transaction, in August 2020, two entities affiliated with Warburg Pincus ("WP") committed to fund up to $15.0 million available from August 2020 through December 31, 2021, subject to ongoing evaluations between the parties following the closing of the Merger Transaction. After Legacy SOC Telemed borrowed $2 million in September 2020, WP subsequently recommitted to fund up to $15.0 million available from September 2020 through December 31, 2021, subject to ongoing evaluations between the parties following the closing of the Merger Transaction, under a new support letter dated September 23, 2020, that superseded and replaced the August support letter.

Under the Bridge Note Agreement, Legacy SOC Telemed was permitted to borrow aggregate principal of up to $8.0 million, pursuant to an initial closing and potential additional closings on or before January 29, 2021. As discussed above, the initial closing of $2.0 million occurred on September 3, 2020. Two additional closings of $2.0 million each occurred on September 28, 2020 and October 13, 2020 respectively.

The terms of the Bridge Notes are summarized as follows:

●	Annual interest rate: 13% paid "in-kind" (PIK), compound quarterly based on a 365 day year.

●	Stated maturity: Any time after June 30, 2023, the outstanding principal and accrued PIK interest becomes due and payable upon the written demand of the Lead Investor.

●	Optional prepayments: The Company may prepay the Bridge Notes and PIK interest any time before June 30, 2023 without penalty.

The Bridge Notes required accelerated settlement of principal and PIK interest prior to the stated maturity. As discussed below, the Bridge Notes were convertible into Legacy SOC Telemed's equity securities only following the termination of the Merger Agreement.

For the year ended December 31, 2020, interest expense of less than $0.1 million was recognized.

On October 30, 2020, the Bridge Notes were extinguished in connection with the closing of the Merger Transaction. Refer to Note 4 for further discussion on the Merger Transaction. As a result, the amortization of the balance of less than $0.1 million of debt issuance costs as of October 30, 2020 was accelerated and recognized as interest expenses on the statement of operations for the year ended December 31, 2020.

Term Loan Agreement

In June 2016, the Company entered into a Term Loan Agreement with CRG Servicing LLC ("CRG). In addition to the principal and PIK interest balances, the Company was also liable for a final payoff fee of 6% of the principal balance payable at maturity or upon prepayment. The Company estimated the payoff fee to be $4.7 million, which was included as a debt discount offset against the Company's outstanding debt balance on the consolidated balance sheets and amortized as a component of interest expense over the term of the loan.

Interest expense related to the long-term debt agreements, including acceleration of the amortization of debt issuance costs and discount and prepayment premium, for the years ended December 31, 2020 and 2019 was $12.2 million and $10.3 million, respectively.

On April 15, 2020, the Term Loan Agreement with CRG was amended ("the Fourth Amendment") to incorporate the following modifications: (i) extend the interest-only period until March 31, 2022; (ii) extend the PIK period until March 31, 2022; and (iii) change the stated maturity date of all tranches to March 31, 2023.

The Term Loan Agreement included several financial and non-financial covenants. The Company was in compliance with the covenants as of December 31, 2019.

The Company determined the fair value of long-term debt using discounted cash flows, applying current interest rates and current credit spreads, based on its own credit risk. Such instruments were classified as Level 2. The fair value was approximately $81.0 million as of December 31, 2019.

The Term Loan Agreement contained a material adverse change provision which permitted the lender to accelerate the scheduled maturities of the obligations under the loan.

On October 30, 2020, the Term Loan was extinguished in connection with the closing of the Merger Transaction. Refer to Note 4 for further discussion on the Merger Transaction. As a result, the amortization of the balance of $1.4 million of debt issuance costs as of October 30, 2020 was accelerated and a prepayment premium associated with the payoff of the debt of $1.2 million were recognized as interest expenses on the statement of operations for the year ended December 31, 2020.